                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2003

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MICHIGAN                                     01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)
                                     0-50078
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

         On January 13, 2003, registrant announced the retirement of Herbert N. Glass and Joseph A. Pick from their respective positions as director and advisory director of registrant and of Franklin Bank, National Association as set forth in the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     January 13, 2003 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 2003

                                          FRANKLIN BANCORP, INC.
                                          (REGISTRANT)



                                          By: /s/ David L. Shelp
                                              ----------------------------------
                                              David L. Shelp, President and CEO

                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       January 13, 2003 Press Release